                                                                   EXHIBIT 10.23

                 FOURTH AMENDMENT OF SUPERVALU INC. NONQUALIFIED
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Effective February 26, 1989, this corporation established an unfounded nonqualified deferred compensation plan for certain executive employees in accordance with the terms of the Plan Statement entitled SUPERVALU INC. NONQUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN, as amended by a First Amendment, a Second Amendment and a Third Amendment. SUPERVALU INC. has reserved to itself the power to amend said Plan Statement and it now desires to amend the Plan Statement in the following respects:

1. EARLY WITHDRAWALS. Effective November 22, 2002, a new Section 4.4 is hereby added to the Plan Statement which reads as follows:

     4.4 Early Withdrawal. A Participant, or in the event of such Participant's death, his or her surviving spouse or beneficiary, may, at any time, following the date such Participant retires from, or otherwise terminates employment with, SUPERVALU INC. or a subsidiary, request an immediate lump sum payment of all or part of the present value of the Actuarial Equivalent of the amounts payable to the Participant in the Basic Pension form, subject to forfeiture of ten percent (10%) of such amount."

2. SAVINGS CLAUSE. Save and except as herein expressly amended the Plan Statement shall continue in full force and effect.